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                                                                    Exhibit 23.8

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of U.S. Office Products Company of our report dated April 17, 1996, relating to the financial statements of Pridential of Florida, Inc., which appear in the Current Report on Form 8-K, dated July 16, 1996, of U.S. Office Products Company.

/s/Joel S. Baum, P.A.



























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